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                                                                  Exhibit (10)

              CONSENT OF REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated October 15, 2004 in this Registration Statement (Form N-1A No. 033-39659) of UBS U.S. Allocation Fund (a series of UBS Investment Trust).

                                    /s/ ERNST & YOUNG LLP

New York, New York
December 23, 2004